Supplement dated January 31, 2003 to the currently effective Statement of Additional Information and all currently effective Supplements there to for each class of the listed funds:

Scudder Flag Investors Communications Fund      Scudder US Bond Index Fund
Scudder Flag Investors Equity Partners Fund     Scudder Quantitative Equity Fund
Scudder Flag Investors Value Builder Fund
Scudder Equity 500 Index Fund
Scudder RREEF Real Estate Securities Fund
Scudder International Equity Fund
Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund
Scudder PreservationPlus Income Fund
Scudder PreservationPlus Fund
Scudder EAFE Equity Index Fund
Scudder Small Cap Fund
Scudder Mid Cap Fund
Scudder Asset Management Fund



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On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Bank, Inc. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and is expected to close on or about January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds, and the corresponding master portfolio, if applicable. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees will become State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. Furthermore, certain of the Funds currently use DBT Co. and DBAG, NY ("Deutsche") as its securities lending agent. Therefore, in connection with the transaction the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for all Funds authorized to participate in securities lending, subject to oversight from Deutsche. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian. At a later date, Deutsche Asset Management will make recommendations to the Funds' Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Funds.



               Please Retain This Supplement for Future Reference











January 31, 2003